UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 21, 2009
Apollo Group, Inc.
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona	85040
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 966-5394
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition.
Segment Information

     Set forth below are quarterly net revenue and income (loss) from operations data for each of our reportable segments for our fiscal year ended August 31, 2008 and for our fiscal quarter ended November 30, 2008.  This data should be read in conjunction with the financial statements and notes thereto, our Management’s Discussion and Analysis of Financial Condition and Results of Operations and the other financial information contained in our 2008 Annual Report on Form 10-K filed October 28, 2008.

						Fiscal Year
						ended
	Fiscal Year ended August 31, 2008					August 31, 2009
	Q1	Q2	Q3	Q4		Q1
($ in millions)	November 30	February 29	May 31	August 31	Total(2)	November 30
	(unaudited)					(unaudited)
Net revenue:
University of Phoenix	$743.4	$658.0	$794.5	$791.8	$2,987.7	$913.2
Apollo Global	—	—	4.4	9.0	13.4	17.0
Insight Schools	2.1	3.0	2.1	0.3	7.5	7.7
Other Schools	34.6	28.4	30.9	28.6	122.5	32.0
Corporate(1)	0.6	4.2	3.3	1.7	9.8	1.1

Total net revenue	$780.7	$693.6	$835.2	$831.4	$3,140.9	$971.0

Income (loss) from operations:
University of Phoenix	$229.4	$129.2	$245.7	$213.3	$817.6	$310.2
Apollo Global	—	—	0.1	(2.0)	(1.9)	0.7
Insight Schools	(2.3)	(2.7)	(6.3)	(7.6)	(18.9)	(3.9)
Other Schools	7.7	2.8	5.7	4.1	20.3	4.5
Corporate(1)	(15.6)	(188.5)	(23.7)	160.2	(67.6)	(4.6)

Total income (loss) from operations	$219.2	$(59.2)	$221.5	$368.0	$749.5	$306.9

(1)	Corporate includes expense (benefit) during fiscal 2008 Q2, Q3, and Q4, respectively, of $168.4, $1.6, and $(170.0) million related to the securities litigation matter. Please refer to Note 17 of Notes to Consolidated Financial Statements in our 2008 Annual Report on Form 10-K for further discussion.

(2)	Totals for Fiscal Year 2008 are derived from the audited financial statements included in our 2008 Annual Report on Form 10-K.

Section 8 — Other Events
Item 8.01 Other Events.
Adjournment of Class B Shareholders Meeting
     The annual meeting of the holders of Apollo Group, Inc. Class B voting common stock, which was convened on January 21, 2009, was adjourned by unanimous vote of the shareholders to February 25, 2009. The adjournment was made in order to provide additional time to complete the business of the meeting. No action was taken at the meeting prior to adjournment.
     The annual meeting of the holders of Apollo Group’s Class A nonvoting common stock will proceed as scheduled on Tuesday, February 10, 2009.
* * *
     The information in Items 2.02 and 8.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.
February 2, 2009	By:	/s/ Brian L. Swartz
		Name:	Brian L. Swartz
		Title:	Senior Vice President of Finance and Chief Accounting Officer